SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549-1004

FORM 8-K/A
					Amendment  No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14 , 1999
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Commission File Number 1-5324
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NORTHEAST UTILITIES
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(Exact name of registrant as specified in its charter)


MASSACHUSETTS                 		1-5324			04-2147929
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 (State or other jurisdiction of          		(Commission		(I.R.S.
Employer incorporation or organization)         		File No.)
	Identification No.)

174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
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 (Address of principal executive offices)                        (Zip Code)

(Registrant's telephone number, including area code)		(413) 785-
5871


(Former name or former address, if changed since last report)	   Not
Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

1.  Memorandum of Understanding



SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					NORTHEAST UTILITIES
        					(registrant)


					By: /S/ David R. McHale
						David R. McHale
   			      		Vice President and Treasurer